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                     [LETTERHEAD OF KPMG PEAT MARWICK LLP]


                         Independent Auditors' Consent


The Board of Directors
IAI Investment Funds VI, Inc.:

We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "COUNSEL AND AUDITORS" in Part A of the Registration Statement.


                                            /s/  KPMG Peat Marwick LLP
                                            --------------------------
                                                 KPMG Peat Marwick LLP

Minneapolis, Minnesota
January 30, 1996